UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nuveen Core Plus Impact Fund

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of Annual Meeting of Shareholders to be held on May 15, 2024	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

March [ ], 2024

Nuveen Core Plus Impact Fund (NPCT)

To the Shareholders of the Fund:

Notice is hereby given that the Annual Meeting of Shareholders of Nuveen Core Plus Impact Fund, a Massachusetts business trust (the “Fund”), will be held at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 on Wednesday, May 15, 2024, at 11:00 a.m., Central time, for the purposes set forth below and to transact such other business, if any, as may properly come before the annual meeting and any adjournment(s), postponement(s) or delay(s) thereof (the “Annual Meeting”).

This meeting is very important because Saba Capital Master Fund, Ltd., a hedge fund managed by Saba Capital Management, L.P., has proposed an individual to serve as a Class III Trustee on the Board of Trustees of the Fund (the “Board”), which nominee is NOT endorsed by the Board. We urge you to review the proposals in the accompanying proxy statement and vote as recommended by the Board using the enclosed WHITE proxy card.

Matters to Be Voted on by Shareholders:

1.	To elect Trustees to the Board of Trustees of the Fund as outlined below:

(a)

three (3) Trustees to be elected by holders of common shares and preferred shares, voting together as a single class, for election as Class III Trustees for a term expiring at the annual meeting of shareholders to be held in 2027 or until their successors have been duly elected and qualified.

(b)

two (2) Trustees to be elected by holders of preferred shares only, voting separately as a single class, for election for a term expiring at the annual meeting of shareholders to be held in 2025 or until their successors have been duly elected and qualified.

2.	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.	To transact such other business as may properly come before the Annual Meeting.

* * *

Shareholders of record at the close of business on January 19, 2024, are entitled to notice of and to vote at the Annual Meeting. Your vote is extremely important this year in light of the proxy contest being conducted by Saba Capital Management, L.P. and certain affiliates thereof (“Saba”).

We urge you to review the information in the accompanying proxy statement and vote FOR the election of the nominees of the Board of Trustees of the Fund using the enclosed WHITE proxy card.

You may receive solicitation materials from Saba, including an opposition proxy statement and proxy card, seeking your proxy to vote for the individual (the “Hedge Fund Nominee”) proposed for election as a Class III Trustee by Saba Capital Master Fund, Ltd. (the “Saba Hedge Fund”). The Board does NOT endorse the Hedge Fund Nominee. The Fund is not responsible for the accuracy of any information provided by or relating to the Saba Hedge Fund, Saba or the Hedge Fund Nominee contained in solicitation material filed or disseminated by or on behalf of Saba, or any other statements that Saba may make. The Board urges you to not sign any proxy card sent to you by Saba or any person other than the Fund.

The Board unanimously recommends that you vote on the enclosed WHITE proxy card as follows:

1(a):	FOR the election of the Board’s nominees for election as Class III Trustees;

1(b):	FOR the election of the Board’s nominees for election as Trustees elected by the holders of preferred shares only (if you are a holder of preferred shares); and

2:	FOR the ratification of the selection of the Fund’s independent registered public accounting firm.

The Board does NOT endorse the Hedge Fund Nominee.

The Board urges you NOT to sign or return any proxy card sent to you by Saba. Do NOT send back any proxy card you may receive from Saba, even to vote against the Hedge Fund Nominee, as this may cancel your prior vote for the Board’s nominees. Even if you have previously returned a proxy card sent to you by Saba, you can change your vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, by recording your voting instructions via telephone or the internet by following the instructions on the enclosed WHITE proxy card or by voting in person at the Annual Meeting. Only the latest dated proxy you submit will be counted.

If you return a proxy card received from Saba you will be DISENFRANCHISED as to your ability to elect a full slate of trustees. At the Annual Meeting, three Class III Trustees are standing for election. However, the Saba Hedge Fund has only nominated one Hedge Fund Nominee. Therefore, by returning a proxy card received from Saba, you will be unable to vote with respect to two of the Class III board seats to be filled at the Annual Meeting.

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. Because of the contested nature of the election of Class III Trustees, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the election. We urge you to instruct your broker or other nominee, by following those instructions, to vote your shares using the WHITE proxy card.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the WHITE proxy card, but don’t fill in a vote, your shares will be voted FOR the Board’s nominees for election as Class III Trustees; FOR the election of the Board’s nominees for election as Trustees elected by the holders of preferred shares only (if you are a holder of preferred shares); and FOR the ratification of the selection of the Fund’s independent registered public accounting firm. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.

If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. If you plan to attend to the Annual Meeting in person, please call 866-357-1928.

How Do I Vote?

In order to avoid delay and additional expense for the Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope, or you may vote by telephone or via the internet by following the instructions provided on the enclosed WHITE proxy card.

•	By Mail: To vote by mail, please mark, sign, date and mail the enclosed WHITE proxy card. No postage is required if mailed in the United States.

•	By Telephone: To vote by telephone, please call the toll-free number located on your WHITE proxy card and follow the recorded instructions, using your WHITE proxy card as a guide.

•	By Internet: To vote via the internet, go to the internet address provided on your WHITE proxy card and follow the instructions, using your WHITE proxy card as a guide.

If your shares are registered in more than one name or are registered in different accounts, you may receive more than one WHITE proxy card. To make certain all of your shares are voted, please fill out and return each WHITE proxy card or follow the instructions included on each WHITE proxy card and vote each WHITE proxy card by telephone or through the internet.

Please review the enclosed materials and follow the instructions that appear on the enclosed WHITE proxy card. If you have questions about the proposals or the voting instructions, please call Georgeson, LLC, the Fund’s proxy solicitor, at 866-357-1928.

Mark L. Winget

Vice President and Secretary

Nuveen Core Plus Impact Fund

Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Nuveen Core Plus Impact Fund (NPCT)

March [ ], 2024

This Proxy Statement and the enclosed WHITE proxy card are first being mailed to shareholders on or about March [ ], 2024.

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Nuveen Core Plus Impact Fund, a Massachusetts business trust (the “Fund”), of proxies to be voted at the Annual Meeting of Shareholders to be held at 333 West Wacker Drive, Chicago, Illinois 60606 on Wednesday, May 15, 2024, at 11:00 a.m., Central time, and at any and all adjournment(s), postponement(s) or delay(s) thereof (the “Annual Meeting”).

The Fund will furnish to any shareholder upon request, without charge, a copy of the Fund’s most recent annual report or semi-annual report to shareholders. Requests should be directed to Nuveen, in writing at 333 West Wacker Drive, Chicago, Illinois 60606, or by telephone at (800) 257-8787.

This meeting is very important because Saba Capital Master Fund, Ltd., a hedge fund managed by Saba Capital Management, L.P., has proposed an individual to serve as a Class III Trustee on the Board, which nominee is NOT endorsed by the Board. We urge you to review the proposals in this Proxy Statement and vote as recommended by the Board.

The following table indicates which shareholders are solicited with respect to each matter:

Proposal		Common Shares	Preferred Shares(1)
Election of Trustees
1(a)	To elect three (3) Class III Trustees, to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class.	X	X
1(b)	To elect two (2) Trustees to be elected by the holders of Preferred Shares only, voting separately as a single class.		X
Ratification of Independent Registered Public Accounting Firm
2	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	X	X
(1)	Taxable Fund Preferred Shares (“TFP Shares”) of the Fund are referred to herein as “Preferred Shares.”

On the matters coming before the Annual Meeting as to which a choice has been specified by shareholders on the enclosed WHITE proxy card, the shares will be voted accordingly. If a properly executed WHITE proxy card is returned and no choice is specified, the shares will be voted FOR the election of the Board’s nominees for election as Class III Trustees listed in this Proxy Statement; FOR the election of the Board’s nominees for election as Trustees elected by the holders of Preferred Shares only listed in this Proxy Statement (if you are a holder of Preferred Shares); and FOR the ratification of the selection of the Fund’s independent registered public accounting firm. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed WHITE proxy card bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the internet address listed in the WHITE proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at the Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting, except that for the election of the Trustee nominees to be elected by holders of Preferred Shares only, 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat shares that vote “ABSTAIN” and shares represented by “broker non-votes” (as described below), if any, as present for purposes of determining a quorum.

If your shares are owned directly in your name with the Fund’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. Brokers or other custodians holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the Annual Meeting. The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a “broker non-vote” occurs with respect to the non-routine matters since the broker will not have discretion to vote on such non-routine matters. However, because of the contested nature of Proposal 1(a), to the extent your broker provides you with Saba’s (as defined herein) proxy materials, your broker may not vote your shares on routine matters or non-routine matters. We urge you to instruct your broker or other nominee to vote your shares using the WHITE proxy card so that your votes may be counted.

Pursuant to Rule 452 of the NYSE, certain Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons otherwise entitled to vote as of one business day before the Annual Meeting, or, if adjourned or postponed, one business day before the day to which the Annual Meeting is adjourned or postponed, may be voted by the broker on each proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal. Because the TFP

Shares of the Fund are currently in Variable Rate Mode, the proportionate voting provisions of Rule 452 currently do not apply to the TFP Shares.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares using the WHITE proxy card so that your votes may be counted.

With respect to Proposal 1(a), pursuant to the Fund’s By-Laws, because the number of persons nominated in accordance with the Fund’s By-Laws for election as Class III Trustees exceeds the number of Class III Trustees to be elected, the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required to elect the Class III Trustees of the Fund. For purposes of determining the election of Class III Trustees of the Fund, abstentions and broker non-votes will have the effect of a vote against a nominee.

With respect to Proposal 1(b), because the number of persons nominated in accordance with the Fund’s By-Laws for election as Trustees to be elected by the holders of Preferred Shares voting separately equals the number of Trustees to be elected by the holders of Preferred Shares only, the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote on Proposal 1(b) will be required to elect each Trustee to be elected by the holders of Preferred Shares only. Because the election of Trustees to be elected by the holders of Preferred Shares only does not require that a minimum percentage of the Fund’s outstanding Preferred Shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of the Trustees to be elected by the holders of Preferred Shares only.

With respect to Proposal 2, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve Proposal 2. Abstentions will have the same effect as votes against Proposal 2. Broker non-votes will have no effect on the outcome of the vote on Proposal 2.

Those persons who were shareholders of record at the close of business on Friday, January 19, 2024, will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of January 19, 2024, the shares of the Fund were issued and outstanding as follows:

Common Shares:	28,755,000

Preferred Shares:

TFP Shares	70,000

You may receive solicitation materials from Saba Capital Management, L.P. and certain of its affiliates (“Saba”), including an opposition proxy statement and proxy card, seeking your proxy to vote for the individual (the “Hedge Fund Nominee”) proposed for election as a Class III Trustee by Saba Capital Master Fund, Ltd. (the “Saba Hedge Fund”). The Board does NOT endorse the Hedge Fund Nominee. The Fund is not responsible for the accuracy of any information provided by or relating to the Saba Hedge Fund, Saba or the Hedge Fund Nominee contained in solicitation material filed or disseminated by or on behalf of Saba, or any other statements that Saba may make. The Board urges you to not sign any proxy card sent to you by Saba or any person other than the Fund.

Your vote is extremely important this year in light of the proxy contest being conducted by Saba.

The Board unanimously recommends that you vote on the enclosed WHITE proxy card as follows:

1(a):	FOR the election of the Board’s nominees for election as Class III Trustees;

1(b):	FOR the election of the Board’s nominees for election as Trustees elected by the holders of Preferred Shares only (if you are a holder of Preferred Shares); and

2:	FOR the ratification of the selection of the Fund’s independent registered public accounting firm.

The Board urges you NOT to sign or return any proxy card sent to you by Saba. Do NOT send back any proxy card you may receive from the Saba Hedge Fund, even to vote against the Hedge Fund Nominee, as this may cancel your prior vote for the Board’s nominees. Even if you have previously returned a proxy card sent to you by Saba, you can change your vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, by recording your voting instructions via telephone or the internet by following the instructions on the enclosed WHITE proxy card or by voting in person at the Annual Meeting. Only the latest dated proxy you submit will be counted.

If you return a proxy card received from Saba you will be DISENFRANCHISED as to your ability to elect a full slate of trustees. At the Annual Meeting, three Class III Trustees are standing for election. However, the Saba Hedge Fund has only nominated one Hedge Fund Nominee. Therefore, by returning a proxy card received from Saba, you will be unable to vote with respect to two of the Class III board seats to be filled at the Annual Meeting.

The Fund is not using a universal proxy card in connection with voting at the Meeting. Rule 14a-19 of the Securities Exchange Act of 1934, requiring the use of a universal proxy card in contested director elections, does not apply to the Fund because it is an investment company registered under the Investment Company Act of 1940. Accordingly, the Hedge Fund Nominee is not included on the enclosed WHITE proxy card and shareholders must use a GOLD proxy card sent to them by Saba in order to vote for the election of the Hedge Fund Nominee. Shareholders should refer to the proxy statement and any related materials filed by Saba with the Securities and Exchange Commission for information about the Hedge Fund Nominee.

If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. If you plan to attend the Annual Meeting in person, please call 866-357-1928.

How Do I Vote?

In order to avoid delay and additional expense for the Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or you may vote by telephone or via the internet by following the instructions provided on the enclosed WHITE proxy card.

•	By Mail: To vote by mail, please mark, sign, date and mail the enclosed WHITE proxy card. No postage is required if mailed in the United States.

•	By Telephone: To vote by telephone, please call the toll-free number located on your WHITE proxy card and follow the recorded instructions, using your WHITE proxy card as a guide.

•	By Internet: To vote via the internet, go to the internet address provided on your WHITE proxy card and follow the instructions, using your WHITE proxy card as a guide.

If your shares are registered in more than one name or are registered in different accounts, you may receive more than one WHITE proxy card. To make certain all of your shares are voted, please fill out and return each WHITE proxy card or follow the instructions included on each WHITE proxy card and vote each WHITE proxy card by telephone or through the internet.

Please review the enclosed materials and follow the instructions that appear on the enclosed WHITE proxy card. If you have questions about the proposals or the voting instructions, please call Georgeson, LLC, the Fund’s proxy solicitor, at 866-357-1928.

1.	ELECTION OF TRUSTEES

Pursuant to the organizational documents of the Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. The Fund has Preferred Shares outstanding and, under normal circumstances, holders of Preferred Shares, voting as a separate class, are entitled to elect two (2) Trustees. The Trustees elected by holders of Preferred Shares only will be elected to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

At the Annual Meeting

(a)

Three (3) Trustees are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Trustees Joanne T. Medero, Loren M. Starr and Matthew Thornton III have been designated as Class III Trustees and as nominees for election as Class III Trustees at the Annual Meeting for a term expiring at the annual meeting of shareholders to be held in 2027 or until their successors have been duly elected and qualified.

(b)	Two (2) Trustees are to be elected by holders of Preferred Shares only, voting separately as a single class. Trustees Albin F. Moschner and Margaret L. Wolff are nominees for election by holders of Preferred Shares at the Annual Meeting for a term expiring at the next annual meeting of shareholders or until their successors have been duly elected and qualified.

The aforementioned nominees to the Board are collectively referred to herein as the “Board Nominees.” The Board unanimously recommends that you vote “FOR” each Board Nominee for election as a Class III Trustee and “FOR” each Board Nominee for election as a Trustee elected by holders of Preferred Shares only. It is the intention of the persons named in the enclosed WHITE proxy card to vote the shares represented thereby “FOR” the election of the Board Nominees for election as Class III Trustees and “FOR” the election of the Board Nominees for election as Trustees elected by holders of Preferred Shares only unless the proxy is marked otherwise. Please promptly sign, date and return the enclosed WHITE proxy card or vote by telephone or via the internet by following the instructions provided on the enclosed WHITE proxy card. Please do not return or vote any other color proxy card you may receive.

Each of the Board Nominees has agreed to serve as a Trustee of the Fund if elected. However, should any nominee become unable to serve or for good cause will not accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund’s present Board.

Composition of the Board

Class I Trustees: Trustees Thomas J. Kenny and Robert L. Young are continuing Trustees. Mr. Young was last elected to the Fund’s Board at the annual meeting of shareholders held on May 8, 2023. Mr. Kenny was unanimously appointed by the Trustees to the Fund’s Board effective January 1, 2024. Each Class I Trustee currently serves a term expiring at the 2025 annual meeting of shareholders or until his successor has been duly elected and qualified.

Class II Trustees: Trustees Amy B. R. Lancellotta, John K. Nelson and Terence J. Toth are continuing Trustees and were last elected to the Fund’s Board at the annual meeting of shareholders held on May 8, 2023. Each Class II Trustee currently serves a term expiring at the 2026 annual meeting of shareholders or until his or her successor has been duly elected and qualified.

Class III Trustees: Trustees Joanne T. Medero, Loren M. Starr and Matthew Thornton III have been nominated for election at the Annual Meeting. Mr. Thornton’s appointment to the Fund’s Board was ratified and approved by the Fund’s initial shareholder on April 27, 2021. Ms. Medero was unanimously appointed by the Trustees to the Fund’s Board effective June 1, 2021. Mr. Starr was unanimously appointed by the Trustees to the Fund’s Board effective January 1, 2024. If elected, each Class III Trustee will serve a term expiring at the 2027 annual meeting of shareholders or until his or her successor has been duly elected and qualified.

Trustees Elected by Holders of Preferred Shares: Trustees Albin F. Moschner and Margaret L. Wolff have been nominated for election at the Annual Meeting. Mr. Moschner was last elected to the Fund’s Board at the annual meeting of shareholders held on May 8, 2023. Ms. Wolff’s appointment to the Fund’s Board was ratified and approved by the Fund’s initial shareholder on April 27, 2021. Ms. Wolff was previously designated as a Class I Trustee but has been redesignated for election by the holders of Preferred Shares only in connection with the retirement of a trustee previously elected by the holders of Preferred Shares only. If elected, each Trustee elected by the holders of Preferred Shares only will serve a term expiring at the 2025 annual meeting of shareholders or until his or her successor has been duly elected and qualified.

All Board Nominees and current and continuing Trustees are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund or Nuveen Fund Advisors, LLC (the “Adviser”) or any investment sub-adviser of the Fund and have never been an employee or director of Teachers Insurance and Annuity Association of America or Nuveen, LLC (“Nuveen”), the Adviser’s parent companies, or any affiliate. Accordingly, such Trustees are deemed “Independent Trustees.”

Board’s Consideration of the Board Nominees

Each of the Board Nominees, Joanne T. Medero, Loren M. Starr and Matthew Thornton III for election as Class III Trustees and Albin F. Moschner and Margaret L. Wolff for election as Trustees elected by the holders of Preferred Shares only, is highly skilled and experienced. Please refer to the table under the heading “—Trustees/Board Nominees” which sets forth certain biographical information about the Trustees, including the Board Nominees. In addition, please refer to the information under the heading “—Board Leadership Structure and Risk Oversight—Board Diversification and Trustee Qualifications” for a more detailed discussion of the qualifications of each Trustee and the background, skills, experience and other attributes that led to the Board’s determination that they were qualified to serve on the Board.

The Nominating and Governance Committee unanimously determined to recommend the nomination of each of the following Board Nominees for election as Class III Trustees following a thorough selection process by the Trustees: Joanne T. Medero, who has served as a Trustee of the Fund since 2021 and a board member of funds in the Fund Complex (as defined herein) since 2021; Loren M. Starr, who was unanimously appointed by the Trustees to serve as a Trustee of the Fund effective January 1, 2024, and has served as a board member of funds in the Fund Complex since 2022; and Matthew Thornton III, who has served as a Trustee of the Fund since its inception in 2021 and as a board member of funds in the Fund Complex since 2020.

The Nominating and Governance Committee unanimously determined to recommend the nomination of each of the following Board Nominees for election as Trustees elected by holders of Preferred Shares only following a thorough selection process by the Trustees: Albin F. Moschner, who has served as a Trustee of the Fund since its inception in 2021 and a board member of funds in the Fund Complex since 2016; and Margaret L. Wolff, who has served as a Trustee of the Fund since its inception in 2021 and as a board member of funds in the Fund Complex since 2016.

The Board received and reviewed the recommendation of the Nominating and Governance Committee and unanimously determined to nominate Ms. Medero, Mr. Starr and Mr. Thornton for election as Class III Trustees and unanimously determined to nominate Mr. Moschner and Ms. Wolff for election as Trustees elected by holders of Preferred Shares only.

The Nominating and Governance Committee and the Board considered each Board Nominee’s background, skills, experience and other attributes. The Board seeks to provide effective governance by establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Fund’s business as it continues to grow and develop. In pursuit of this goal, the Board believes that it generally benefits from a diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among Trustees. The Board’s culture has been built over a long period, and the current

Board’s beliefs and ways of working are the legacy of a long-developed stance of strong independence that is in positive tension with the capable, values-oriented teams and leaders of Nuveen. The Nominating and Governance Committee considered the manner in which each of the Board Nominees embodies the principles set forth in the Governing Principles of the Board (the “Governing Principles”) by serving the interests of the shareholders of the Fund. Pursuant to the Governing Principles, the Board seeks to ensure that the Fund operates in accordance with its investment objectives, risk profile and strategies, at an appropriate cost and with a high level of service for shareholders. To accomplish this goal, the Board values Trustees who work with each other and Fund management in a cooperative, open and trusting manner, as the Board believes that operating collegially among themselves and with management best serves Fund shareholders. Nonetheless, the Board values direct and constructive criticism to challenge itself and management to work on behalf of Fund shareholders. The Board’s primary concern is the fiduciary responsibility it owes to Fund shareholders. Therefore, beyond any legal restrictions, the Board expects each Trustee to agree to make the board of the Nuveen funds a primary focus of such Trustee’s outside board commitments.

The Trustees strongly believe that the current Trustees, who, as trustees of funds in the Fund Complex, have demonstrated their ability to live up to the Governing Principles and deliver value to shareholders, are best able to represent the long-term interests of Fund shareholders. The Board Nominees, together with the other Trustees on the Board, are focused on creating sustainable value for Fund shareholders. The Board seeks to ensure that the Fund operates in a manner intended to protect and advance the overall interests of Fund shareholders, not those of opportunistic short-term traders who seek short-term profits that are incompatible with the Fund’s investment objective to seek total return through high current income and capital appreciation, while giving special consideration to certain impact and environmental, social and governance (“ESG”) criteria.

The Nominating and Governance Committee and the Board also considered that effective January 1, 2024, the Board and the composition of the boards of certain investment companies advised by the Adviser and its affiliates were aligned and consolidated so that funds in the Fund Complex are overseen by the same board members (the “Board Consolidation”). In connection with the Board Consolidation, the Board undertook a comprehensive review of Fund governance, including the composition of the Board. The Board considered that in connection with the Board Consolidation, two well-qualified Independent Trustees, who previously served as members of the boards of certain mutual funds advised by Teachers Advisors, LLC, an affiliate of the Adviser (the “TC Funds”), joined the Board effective January 1, 2024. In approving the Board Consolidation, the Board determined that the Board Consolidation would confer benefits to the Fund and Fund shareholders, including generating cost efficiencies, expense savings and expected economies of scale and eliminating duplicative efforts in board operations across the Fund Complex. The Board believes the unitary board structure following the Board Consolidation enhances good and effective governance, particularly given the nature of the structure of the investment company complex. The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

On January 16, 2024, after the Nominating and Governance Committee made an initial recommendation of the Board Nominees, the Board received a letter from the Saba Hedge Fund regarding its intent to nominate the Hedge Fund Nominee for election as a Class III Trustee. The Nominating and Governance Committee and the Board undertook a thorough evaluation of the Hedge Fund Nominee. In connection with such evaluation, the Nominating and Governance Committee and the Board reviewed the communication from the Saba Hedge Fund, including information regarding the qualifications of the Hedge Fund Nominee, reviewed a trustee questionnaire completed by the Hedge Fund Nominee and conducted an interview with the Hedge Fund Nominee. The Board also considered presentations from Fund management. The Board concluded that the current Trustees, including the Board Nominees for election as Class III Trustees, have extensive experience with registered closed-end funds generally and/or with this Fund, its objective, strategies and service providers. On the other hand, the Board concluded that the Hedge Fund Nominee does not have the same experience with the Fund (or comparable funds from other sponsors), its investment objective and strategies and its service providers. Nor does the Hedge Fund Nominee have the extensive experience with investment company governance under U.S. law possessed by the current Trustees. The Board also considered that the Hedge Fund Nominee may seek to advance the short-term goals of the Saba Hedge Fund rather than the long-term interests of all Fund shareholders. In addition, the Board considered the benefits of the unitary board structure described under “—Board Leadership Structure and Risk Oversight.” Therefore, the Nominating and Governance Committee and the Board continue to support the nomination of the Board Nominees for election as Class III Trustees. The Board unanimously recommends that shareholders vote FOR the election of the Board Nominees listed in this Proxy Statement and on the enclosed WHITE proxy card.

The Board does NOT endorse the Hedge Fund Nominee and unanimously recommends that you disregard and do not return any proxy card you receive from Saba. Voting “AGAINST” or to “WITHHOLD” or to “ABSTAIN” with respect to the Hedge Fund Nominee on a proxy card sent to you by Saba is NOT the same as voting for the Board Nominees because a vote “AGAINST” or to “WITHHOLD” or to “ABSTAIN” with respect to the Hedge Fund Nominee on its proxy card will revoke any proxy you previously submitted. If you have previously submitted a proxy card sent to you by Saba, you can revoke that proxy and vote for the Board Nominees by delivering a duly executed WHITE proxy card bearing a later date, by voting again through the toll-free number or the internet address listed in the WHITE proxy card or by attending the Annual Meeting and voting your shares in person. Only your latest dated proxy will be counted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Trustees/Board Nominees

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Co-Chair of the Board; Trustee	Term: Class II Trustee(1) Length of Service(2): Since 2008, Co-Chair of the Board since 2018(3)	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012- 2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).	211	Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Thomas J. Kenny(5) 730 Third Avenue New York, NY 10017 1963	Co-Chair of the Board; Trustee	Term: Class I Trustee(1) Length of Service(2): Since 2011, Co-Chair of the Board since 2024(3)	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	211	Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare. formerly, Director (2012-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; Former Advisory Board Member (2017-2019), B’Box; former Member (2011-2022), the University of California at Santa Barbara Arts and Lectures Advisory Council; former Investment Committee Member (2012-2020), Cottage Health System; Board Member (2009-2019) and former President of the Board (2014-2018) of Crane Country Day School.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term: Class II Trustee(1) Length of Service(2): Since 2021	Formerly, Managing Director, Independent Directors Council (“IDC”) (2006-2019) (supports the fund independent director community and is part of the Investment Company Institute (“ICI”), which represents regulated investment companies); formerly, various positions with ICI (1989-2006).	211	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Trustee	Term: Class III Trustee(1) Length of Service(2): Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).	211	Member (since 2019) of the Board of Directors of the Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term: Preferred Share Trustee(1) Length of Service(2): Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); formerly, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President Verizon Card Services division of Verizon Communications, Inc. (telecommunication services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice President of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	211	Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term: Class II Trustee(1) Length of Service(2): Since 2013	Formerly, Senior External Advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	211	Formerly, Member of the Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communication strategies for clients). formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Loren M. Starr(5) 730 Third Avenue New York, NY 10017 1961	Trustee	Term: Class III Trustee(1) Length of Service(2): Since 2022	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.	210	Director (since 2023) and Audit Committee member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); Former Chair and Member of the Board of Trustees (2015-2018), Georgia Council on Economic Education (GCEE).

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Trustee	Term: Class III Trustee(1) Length of Service(2): Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	211	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coating and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term: Preferred Share Trustee(1) Length of Service(2): Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	211	Member of the Board of Trustees (since 2005) of New York-Presbyterian Hospital. Member of the Board of Trustees (since 2004); formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term: Class I Trustee(1) Length of Service(2): Since 2017(3)	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	211	None.

(1)

Each Class I Trustee currently serves a term expiring at the 2025 annual meeting of shareholders or until his successor has been duly elected and qualified. Each Class II Trustee currently serves a term expiring at the 2026 annual meeting of shareholders or until his or her successor has been duly elected and qualified. Class III Trustees are standing for election at the Annual Meeting. If elected, each Class III Trustee will serve a term expiring at the 2027 annual meeting of shareholders or until his or her successor has been duly elected and qualified. Trustees elected by the holders of Preferred Shares are standing for election at the Annual Meeting. If elected, each Trustee elected by the holders of Preferred Shares will serve a term expiring at the 2025 annual meeting of shareholders or until his or her successor has been duly elected and qualified.

(2)	Length of Service indicates the year in which the individual became a board member of any fund in the Fund Complex.
(3)

The Trustees have elected Thomas J. Kenny to serve as an independent Co-Chair of the Board for a one-year term expiring on December 31, 2024, Terence J. Toth to serve as an independent Co-Chair of the Board for a six-month term ending on June 30, 2024, and Robert L. Young to serve as an independent Co-Chair of the Board for a six-month term from July 1, 2024 through December 31, 2024.

(4)

As used in this table, the Fund Complex consists of the funds advised by the Adviser, the mutual funds advised by Teachers Advisors, LLC that are series of the TIAA-CREF Funds and the TIAA-CREF Life Funds.

(5)	Mr. Kenny and Mr. Starr were appointed to the Board, effective January 1, 2024.

Trustees Investments in the Fund

In order to create an appropriate identity of interests between Trustees and shareholders, the Boards of Directors/Trustees of the Nuveen funds have adopted Governing Principles pursuant to which each Trustee is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the Nuveen funds.

The following table lists the number of shares of the Fund beneficially owned by each Trustee/Board Nominee and the dollar range of equity securities beneficially owned by each Trustee/Board Nominee in the Fund and in all funds in the Fund Complex overseen by the Trustee/Board Nominee as of December 31, 2023. The information as to beneficial ownership is based on statements furnished by each Trustee/Board Nominee.

Trustee/Board Nominee	Number of Shares of the Fund Owned	Dollar Range of Equity Securities in the Fund	Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/Board Nominee in Family of Investment Companies(1)(3)

Thomas J. Kenny(2)(3)	0	$0	Over $	100,000

Amy B. R. Lancellotta	0	$0	Over $	100,000

Joanne T. Medero	0	$0	Over $	100,000

Albin F. Moschner	0	$0	Over $	100,000

John K. Nelson	0	$0	Over $	100,000

Loren M. Starr(2)(3)	0	$0	Over $	100,000

Matthew Thornton III	0	$0	Over $	100,000

Terence J. Toth	0	$0	Over $	100,000

Margaret L. Wolff	0	$0	Over $	100,000

Robert L. Young	0	$0	Over $	100,000

(1)	Amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustee/Board Nominee in the Fund and in all funds in the Fund Complex overseen by each Trustee/Board Nominee.
(2)	Mr. Kenny and Mr. Starr were appointed to the Board, effective January 1, 2024.
(3)

“Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/Board Nominee in Family of Investment Companies” for Mr. Kenny and Mr. Starr includes holdings in College Retirement Equities Fund (“CREF”) and TIAA Separate Account VA-1 (“VA-1”), as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2023.

The table below presents information on Trustees who own securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Fund’s investment adviser as of September 30, 2023:

Name of Trustee	Name of Owners/ Relationships to Trustee	Companies(1)	Title of Class	Value of Securities(2)	Percent of Class(3)

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$67,588	0.01%

	KSHFO, LLC[4]	Global Timber Resources Investor Fund, LP	None	$1,017,058	6.01%

	KSHFO, LLC[4]	Global Agriculture II Investor Fund LP	None	$1,386,450	10.10%

(1)	The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.
(2)	These amounts reflect the current value of holdings as of September 30, 2023. As of the date of this Proxy Statement, that is the most recent information available regarding the Companies.
(3)	These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.
(4)	Mr. Kenny owns 6.6% of KSHFO, LLC.

As of December 31, 2023, each Trustee’s individual beneficial shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund. As of December 31, 2023, the Trustees and executive officers as a group beneficially owned less than 1% of the outstanding shares of the Fund.

Compensation

Prior to January 1, 2024, for the calendar year ended December 31, 2023, Independent Board members received a $210,000 annual retainer, plus they received (a) a fee of $7,250 per day for attendance at regularly scheduled meetings of the Board; (b) a fee of $4,000 per meeting for attendance at special, non-regularly scheduled Board meetings; (c) a fee of $2,500 per meeting for attendance at Audit Committee meetings, Closed-End Fund Committee meetings and Investment Committee meetings; (d) a fee of $5,000 per meeting for attendance at Compliance, Risk Management and Regulatory Oversight Committee meetings; (e) a fee of $1,250 per meeting for attendance at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance at all other committee meetings, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings; provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chair of the Board received $140,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Closed-End Fund Committee and the Investment Committee received $20,000 each as additional retainers. Independent Board members also received a fee of $5,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting was held. Per meeting fees for unscheduled Committee meetings or meetings of

Ad Hoc or Special Assignment Committees were determined by the Chair of such Committee based on the complexity or time commitment associated with the particular meeting. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund. In certain instances fees and expenses were allocated only to those Nuveen funds that were discussed at a given meeting.

Effective January 1, 2024, for their service to the Fund Complex, Independent Board members receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; and (b) an annual retainer of $20,000 for membership on the Dividend Committee, Investment Committee, Nominating and Governance Committee and Closed-End Fund Committee, respectively. In addition to the payments described above, the Chair/Co-Chair of the Board receives $140,000 annually; the chair/co-chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $30,000 annually; and the chair/co-chair of the Dividend Committee, Investment Committee, Nominating and Governance Committee and the Closed-End Fund Committee receive $20,000 annually. Board members will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its standing committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair/co-chair will be paid a quarterly fee of $1,250 and members will be paid a quarterly fee of $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Fund Complex on the basis of relative net assets, although a minimum amount may be established to be allocated to each fund. In certain instances fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Fund does not have a retirement or pension plan. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Trustee to elect to defer receipt of all or a portion of his or her compensation as an Independent Trustee. The deferred compensation of a participating Independent Trustee is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Trustee. The value of an Independent Trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Trustee’s deferral account, the Independent Trustee may elect to receive distributions in a lump sum or over a period of two to twenty years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Fund has no employees. The officers of the Fund serve without any compensation from the Fund. The Fund’s Chief Compliance Officer’s (“CCO”) compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

The table below shows, for each Trustee, the aggregate compensation paid by the Fund to the Trustee for its last fiscal year.

Trustee/Board Nominee	Compensation from the Fund (*)	Total Compensation from Funds in the Fund Complex (*)

Thomas J. Kenny(1)(2)	$0	$606,000

Amy B. R. Lancellotta	$1,884	$443,700

Joanne T. Medero	$1,554	$431,445

Albin F. Moschner	$1,883	$495,250

John K. Nelson	$2,030	$462,350

Loren M. Starr(1)(2)	$0	$425,000

Matthew Thornton III	$1,931	$433,750

Terence J. Toth	$2,190	$607,350

Margaret L. Wolff	$1,785	$493,842

Robert L. Young	$2,210	$510,647

(*)

Total Compensation from funds in the Fund Complex is for the one-year period ended December 31, 2023, and includes deferred fees. Pursuant to the Deferred Compensation Plan, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more one or more of the eligible open-end funds in the Fund Complex. Total deferred fees for the Fund (including the return from the assumed investment in one or more of the eligible open-end funds) payable are:

Trustee/Board Nominee	Deferred Compensation

Amy B. R. Lancellotta	$649

Joanne T. Medero	$806

Albin F. Moschner	$0

John K. Nelson	$0

Matthew Thornton III	$0

Terence J. Toth	$0

Margaret L. Wolff	$925

Robert L. Young	$1,515

(1)	Mr. Kenny and Mr. Starr were appointed as Trustees of the Fund as of January 1, 2024, and therefore did not receive any compensation from the Fund for its last fiscal year.
(2)

“Total Compensation from Funds in the Fund Complex” for Mr. Kenny and Mr. Starr includes compensation from CREF and VA-1, as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2023.

Board Leadership Structure and Risk Oversight

The Board of the Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser or its affiliates. The Board favors a unitary board structure. A unitary board consists of one group of board members who serves on the board of the funds in the Fund Complex. Through a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Fund’s business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among Trustees, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity. The Nominating and Governance Committee goes through a continuous Board refreshment process, seeking to balance continuity with fresh perspective and diversity of viewpoints to ensure a well diversified, knowledgeable and effective Board. Seven of the Fund’s ten current Trustees have served on the board of funds in the Fund Complex for eight years or less.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Trustees across the Fund Complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has Co-Chairs who are Independent Trustees. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Trustees have elected Thomas J. Kenny to serve as an independent Co-Chair of the Board for a one-year term expiring on December 31, 2024, Terence J. Toth to serve as an independent Co-Chair of the Board for a six-month term ending on June 30, 2024, and Robert L. Young to serve as an independent Co-Chair of the Board for a six-month term from July 1, 2024 through December 31, 2024. Pursuant to the Fund’s By-Laws, the Co-Chairs shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Trustees or the By-Laws. Specific responsibilities of the Co-Chairs include (i) coordinating with fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other trustees, the Trust’s officers and other fund management personnel, and counsel to the independent trustees.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Fund, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives of the Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Investment Committee and the Closed-End Fund Committee. In addition to the foregoing standing committees, the Nuveen open-end funds also have a committee for open-end fund matters. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

Executive Committee. The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Kenny (Co-Chair), Mr. Toth (Co-Chair), Mr. Nelson and Mr. Young. On July 1, 2024, Mr. Young will replace Mr. Toth as Co-Chair of the Executive Committee. The Executive Committee did not meet during the Fund’s last fiscal year.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Trustees who are also “independent” as that term is defined in the listing standards of the NYSE pertaining to closed-end funds. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Fund, and the audits of the financial statements of the Fund; the quality and integrity of the financial statements of the Fund; the Fund’s compliance with legal and regulatory requirements relating to the Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen funds and the Adviser, as valuation designee for the Nuveen funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Fund’s portfolio. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee, through its internal valuation group, which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Fund’s securities brought to its attention and considers the risks to the Fund in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Fund and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the

“Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee shall be independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson (Chair), Mr. Moschner, Mr. Starr, Ms. Wolff and Mr. Young, each of whom is an Independent Trustee of the Fund. Mr. Nelson, Mr. Moschner, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (“SEC”). A copy of the Charter is available at www.nuveen.com/fundgovernance. The Audit Committee held fourteen meetings during the Fund’s last fiscal year.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Fund.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with Trustees; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees, and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an Independent Trustee candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of those entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Trustees. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/fundgovernance, and is composed entirely of Independent Trustees, who are also “independent” as defined by NYSE listing standards. The members of the Nominating and Governance Committee are Mr. Kenny (Co-Chair), Mr. Toth (Co-Chair), Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young. On July 1, 2024, Mr. Young will replace Mr. Toth as Co-Chair of the Nominating and Governance Committee. The Nominating and Governance Committee held six meetings during the Fund’s last fiscal year.

Dividend Committee. The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on the Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee regularly reviews the premium or discount to net asset value at which the Fund’s shares trade in assessing the Fund’s distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Mr. Thornton (Chair), Ms. Lancellotta, Mr. Nelson and Mr. Starr. The Dividend Committee held eight meetings during the Fund’s last fiscal year.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Fund that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps; Fund operational risks; and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Fund in adopting a particular approach compared to the anticipated benefits to the Fund and its shareholders.

In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Fund’s and its service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff (Chair), Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Thornton and Mr. Toth. The Compliance Committee held five meetings during the Fund’s last fiscal year.

Closed-End Fund Committee. The Closed-End Fund Committee was established by the Board of the Nuveen funds in 2012 and is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Fund Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Fund Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen Closed-End Funds, including the Fund, at each quarterly meeting. The Closed-End Fund Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen Closed-End Funds, including the Fund, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen Closed-End Funds, including the Fund; the distribution data of the Nuveen Closed-End Funds, including the Fund, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen Closed-End Funds, including the Fund. The Closed-End Fund Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen Closed-End Funds. Additionally, the Closed-End Fund Committee members participate in workshops to explore, among other things, actions to address discounts of the Nuveen Closed-End Funds, potential share repurchases and available leverage strategies and their use. The Closed-End Fund Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Fund Committee are Mr. Moschner (Chair), Mr. Kenny, Ms. Lancellotta, Mr. Nelson, Mr. Starr, Mr. Toth and Ms. Wolff. The Closed-End Fund Committee held four meetings during the Fund’s last fiscal year.

Investment Committee. The Investment Committee is responsible for the oversight of Fund performance, investment risk management and other portfolio-related matters affecting the Fund which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews the Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Fund performance; and an assessment of Fund objectives, policies and practices as such may relate to Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Fund in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Fund and its shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups of the Adviser. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Fund performance and investment risks, including with respect to the various drivers of performance and Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Fund. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee is composed of the independent Trustees of the Fund. Accordingly, the members of the Investment Committee are Ms. Lancellotta (Chair), Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. The Investment Committee held four meetings during the Fund’s last fiscal year.

Trustee Attendance. The Board held five regular meetings and seven special meetings during the Fund’s last fiscal year. During the last fiscal year, each Trustee attended 75% or more of the Fund’s Board meetings and committee meetings (if a member thereof) held during the period for which such Trustee was a Trustee. The policy of the Board relating to attendance by Trustees at the annual meeting of shareholders of the Fund and the number of Trustees who attended the last annual meeting of shareholders of the Fund is posted on the Fund’s website at www.nuveen.com/fundgovernance.

Board Diversification and Trustee Qualifications. In determining that a particular Trustee was qualified to serve on the Board, the Board considered each Trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Trustee satisfies this standard. An effective Trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Thomas J. Kenny

Mr. Kenny is an Independent Co-Chair of the Board of the Fund for a one-year term expiring on December 31, 2024. Prior to the Board Consolidation, Mr. Kenny served as a trustee of the TC Funds (which consisted of 88 portfolios at the time of the Board Consolidation) since 2011. Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the

University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is a Chartered Financial Analyst and has served as Chairman of CREF since 2017.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, she has been President, since 2023, and a member, since 2020, of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984. Ms. Lancellotta joined the board of funds in the Fund Complex in 2021.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the

CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978. Ms. Medero joined the board of funds in the Fund Complex in 2021.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the board of funds in the Fund Complex in 2016.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC, a private firm that develops branding, marketing, and communications strategies for clients, from 2008 to 2023. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States

and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance. Mr. Nelson joined the board of funds in the Fund Complex in 2013.

Loren M. Starr

Prior to the Board Consolidation, Mr. Starr served as a trustee of the TC Funds (which consisted of 88 portfolios at the time of the Board Consolidation) since 2022. Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001. Mr. Thornton joined the board of funds in the Fund Complex in 2020.

Terence J. Toth

Mr. Toth, Independent Co-Chair of the Board of the Fund for a six-month term ending on June 30, 2024, was a Co-Founding Partner of Promus Capital (2008 to 2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Services, LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the board of funds in the Fund Complex in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the board of funds in the Fund Complex in 2016.

Robert L. Young

Mr. Young, who will serve as Independent Co-Chair of the Board of the Fund from July 1, 2024 through December 31, 2024, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the board of funds in the Fund Complex in 2017.

Trustee Terms. Shareholders will be asked to elect Class I Trustees, Class II Trustees and Class III Trustees as each Trustee’s term expires, and such Trustees shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. Trustees elected by the holders of Preferred Shares voting separately serve for a term expiring at the next succeeding annual meeting of shareholders subsequent to their election or thereafter when their respective successors are duly elected and qualified.

Board Consultants

Effective January 1, 2024, the Board invited Joseph A. Boateng and Michael A. Forrester to serve as consultants to the Board. Each of Mr. Boateng and Mr. Forrester currently serves as a member of the boards of certain other funds in the Fund Complex. Mr. Boateng and Mr. Forrester are compensated by the Fund pursuant to a consulting agreement. Biographical information for Mr. Boateng and Mr. Forrester is as follows:

Joseph A. Boateng. Prior to the Board Consolidation, Mr. Boateng served as a trustee of the TC Funds (which consisted of 88 portfolios at the time of the Board Consolidation) since 2019. Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former chair for the Seattle City Employees’ Retirement System, and an investment committee member for The Seattle Foundation. Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester. Prior to the Board Consolidation, Mr. Forrester served as a trustee of the TC Funds (which consisted of 88 portfolios at the time of the Board Consolidation) since 2007. From 2007 to 2021, he held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves on the Board of Trustees of the Dexter Southfield School. Mr. Forrester has a B.A. from Washington and Lee University.

The Officers

The following table sets forth information with respect to each officer of the Fund. Officers receive no compensation from the Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer (Principal Executive Officer)	Term: Annual Length of Service: Since 2015	Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term: Annual Length of Service: Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has held various positions with Nuveen since 2013; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2024	Vice President and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Diana R. Gonzalez 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Senior Managing Director of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Annual Length of Service: since 2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term: Annual Length of Service: since 2022	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teachers Advisors LLC, TIAA-CREF Investment Management, LLC, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Executive Vice President, General Counsel and Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the CREF Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; has previously held various positions with Nuveen/TIAA.

James Nelson III 730 Third Avenue New York, NY 10017 1976	Vice President	Term: Annual Length of Service: Since 2024	Senior Managing Director, Global Head of Product, Publics, Nuveen; formerly, Head of North American Product Management & Pricing, Invesco (2018-2023).

Mary Beth Ramsay 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1965	Vice President	Term: Annual Length of Service: Since 2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director of Nuveen.

E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller (Principal Financial Officer)	Term: Annual Length of Service: Since 2019	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has previously held various positions with TIAA.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)	Length of Time Served indicates the year the individual first became an officer of a fund in the Fund Complex.

Required Vote

With respect to Proposal 1(a), pursuant to the Fund’s By-Laws, because the number of persons nominated in accordance with the Fund’s By-Laws for election as Class III Trustees exceeds the number of Class III Trustees to be elected, the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required to elect the Class III Trustees of the Fund. For purposes of determining the election of Class III Trustees of the Fund, abstentions and broker non-votes will have the effect of a vote against a nominee.

With respect to Proposal 1(b), because the number of persons nominated in accordance with the Fund’s By-Laws for election as Trustees to be elected by the holders of Preferred Shares only equals the number of Trustees to be elected by the holders of Preferred Shares only, the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote on Proposal 1(b) will be required to elect each Trustee to be elected by the holders of Preferred Shares only. Because the election of Trustees to be elected by the holders of Preferred Shares only does not require that a minimum percentage of the Fund’s outstanding Preferred Shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of the Trustees to be elected by the holders of Preferred Shares only.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE BOARD NOMINEES FOR ELECTION AS CLASS III TRUSTEES AND FOR ELECTION AS TRUSTEES ELECTED BY PREFERRED SHARES ONLY USING THE WHITE PROXY CARD. PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE.

2. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Information about the Independent Registered Public Accounting Firm

The Audit Committee and the Board of the Fund have appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Fund for the fiscal year ending December 31, 2024 at their meetings held on February 27-29, 2024. A representative of PwC will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed the Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

PwC has served as the Fund’s independent registered public accounting firm since its inception in 2021. The Audit Committee and the Board considered a number of factors in determining whether to re-engage PwC as the Fund’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance, and the firm’s capabilities in handling the breadth and complexity of the Fund and other funds in the Fund Complex, as well as the potential impact of changing the Fund’s independent registered public accounting firm. The Board and the Audit Committee believe that the continued retention of PwC as the Fund’s independent registered public accounting firm is in the best interests of the Fund and its shareholders.

Although it is not required to do so, the Board is submitting the appointment of PwC to Fund shareholders for ratification. If shareholders do not ratify the appointment of PwC, the Board and the Audit Committee will evaluate the shareholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2025 fiscal year. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different registered independent public accounting firm at any time during the year if it determines that such a change would be appropriate.

Audit and Related Fees

The following tables provide the aggregate fees billed during the Fund’s last two fiscal years by the Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of the Fund including those relating (i) to the Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund (“Adviser Entities”).

Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
Fund		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023
$61,350	$64,245	$0	$0	$0	$0	$30	$29	$0	$0	$0	$0	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s Common Shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023
$30	$29	$0	$0	$0	$0	$30	$29

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve the Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for the Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his or her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000. The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to the Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund). None of the services rendered by the independent registered public accounting firm to the Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Audit Committee Report

The Audit Committee of the Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements of the Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews the Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of the Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace the Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Trustees and operates under a written charter adopted and approved by the Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and the Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that the Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). The Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in the Fund’s Annual Report.

The current members of the Audit Committee for the Fund are:

John K. Nelson (Chair)

Albin F. Moschner

Loren M. Starr

Margaret L. Wolff

Robert L. Young

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve Proposal 2.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2 USING THE WHITE PROXY CARD. PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Trustees and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC and the NYSE, as applicable. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that its Trustees and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year.

To the knowledge of management of the Fund, no shareholder of the Fund owns more than 10% of a registered class of the Fund’s equity securities, except as provided under “—Principal Shareholders.”

Principal Shareholders

As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as provided below:

Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Common Shares	Saba Capital Management, L.P. [1] Saba Capital Management GP, LLC [1] Mr. Boaz R. Weinstein [1] 405 Lexington Avenue, 58th Floor New York, NY 10174	2,979,163	10.36%

Common Shares	1607 Capital Partners, LLC[2] 13 S. 13th Street, Suite 400 Richmond, VA 23219	1,676,307	5.80%

Preferred Shares	The Toronto-Dominion Bank, New York Branch[3] One Vanderbilt Avenue, 11th Floor New York, NY 10017	70,000	100%

(1)

Based on Schedule 13D/A filed on January 18, 2024. Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein filed their Schedule 13D jointly and did not differentiate holdings as to each entity.

(2)	Based on a Schedule 13G/A filed on February 14, 2023.
(3)	Based on a Schedule 13G filed on August 24, 2022.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser to the Fund. The Adviser is an indirect subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund.

Shareholder Proposals

To be considered for presentation at the 2025 annual meeting of shareholders for the Fund, shareholder proposals or nominations submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [ ]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to the Fund’s By-Laws, submit such written notice to the Fund no earlier than [ ] and no later than [ ].

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and the Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. The Fund’s By-Laws require shareholders submitting advance notice of proposals of business or nominations for election as Trustees to provide the Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed.

A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the Fund’s By-Laws. A copy of the By-Laws of the Fund is available on the EDGAR Database on the SEC’s website at www.sec.gov and may be obtained by writing to the Secretary of the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Trustee should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chair and the Board’s independent legal counsel for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

As a result of the potential proxy solicitation by Saba, the Fund may incur additional costs in connection with its solicitation of proxies. The cost of soliciting proxies will be borne by the Fund. The Fund estimates that the total expenditures relating to the Fund’s proxy solicitation (other than salaries and wages of officers and employees of the Fund and the Adviser) will be approximately $252,000, of which approximately $27,500 has been incurred as of the date hereof. Certain officers of the Fund and certain officers and employees of the Adviser or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund has retained Georgeson, LLC as its proxy solicitor and will pay a project management fee as well as fees charged on a per call basis and certain other expenses. In addition, an affiliate of the Adviser has agreed to indemnify Georgeson and certain related persons against certain liabilities relating to or arising out of Georgeson’s engagement. Georgeson, LLC has advised the Fund that approximately 50 of its employees will be involved in the solicitation of proxies by Georgeson, LLC on behalf of the Fund. Management of the Fund estimates that the fees payable to Georgeson, LLC by the Fund will be approximately $120,000.

Fiscal Year

The last fiscal year end for the Fund was December 31, 2023.

Shareholder Report Delivery

Shareholder reports will be furnished to shareholders of record of the Fund following the applicable period. As permitted by regulations adopted by the SEC, shareholder reports will be made available on the Fund’s website (www.nuveen.com/closed-end-funds/), and shareholders will be notified by mail each time a report is posted and provided with a website link to access the report. Shareholders may elect to receive all future reports in paper free of charge. If you own shares of the Fund through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to receive paper copies of your shareholder reports by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787. Your election to receive shareholder reports in paper will apply to all Nuveen funds if you invest directly with the Fund or to all funds held in your account if you invest through your financial intermediary.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 15, 2024:

The Fund’s Proxy Statement is available at https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds. For more information, shareholders may also contact the Fund at the address and phone number set forth above.

Additional Information About the Solicitation

Appendix A to this Proxy Statement sets forth certain information relating to the Fund’s Trustees, executive officers and certain other persons who may be deemed to be “participants” in the solicitation of proxies.

The Fund’s By-Laws previously included “control share” provisions, the effectiveness of which was suspended as of February 24, 2022. On February 28, 2024, the Fund amended the By-Laws to eliminate the control share provisions from the By-Laws.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meeting. However, if other matters are properly presented at the Annual Meeting for a vote, the proxies will be voted by the persons named in the enclosed WHITE proxy card upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Annual Meeting will be available beginning ten days prior to the date of the Annual Meeting for inspection by any shareholder for any legally valid purpose related to the Annual Meeting. Shareholders interested in inspecting the list of shareholders of the Fund should contact (800) 257-8787 for additional information. To email the Fund, please visit www.nuveen.com/contact-us.

Failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. Under the Fund’s By-Laws, the Annual Meeting, whether or not a quorum is present, may, by announcement of the person appointed to serve as chair of the Annual Meeting, be adjourned with respect to one or more or all matters to be considered at the Annual Meeting from time to time to a designated time and place. The appointed chair may adjourn the Annual Meeting to permit further solicitation of proxies.

IF YOU CANNOT ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED WHITE PROXY CARD

Mark L. Winget

Vice President and Secretary

March [ ], 2024

APPENDIX A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, the Trustees, the Board Nominees, certain executive officers of the Fund and certain Nuveen employees may be deemed to be “participants” with respect to the Fund’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who may be deemed to be “participants.”

Trustees and Board Nominees

The following sets forth the names of the Trustees who may be deemed to be “participants” in the solicitation. The principal occupations of the Trustees are set forth under “1. Election of Trustees—Trustees/Board Nominees” in this Proxy Statement. Each Trustee has a business address as set forth under “1. Election of Trustees—Trustees/Board Nominees” in this Proxy Statement.

Terence J. Toth

Thomas J. Kenny

Amy B. R. Lancellotta

Joanne T. Medero

Albin F. Moschner

John K. Nelson

Loren M. Starr

Matthew Thornton III

Margaret L. Wolff

Robert L. Young

Executive Officers and Nuveen Employees

The following sets forth the name, principal occupation and business address of each of the Fund’s executive officers and any Nuveen employees who may be deemed “participants” in the solicitation.

Name	Principal Occupation	Business Address
David J. Lamb	*	*
Brett E. Black	*	*
Mark J. Czarniecki	*	*
Jeremy D. Franklin	*	*
Diana R. Gonzalez	*	*
Nathaniel T. Jones	*	*
Brian H. Lawrence	*	*
Tina M. Lazar	*	*
Brian J. Lockhart	*	*
John M. McCann	*	*
Kevin J. McCarthy	*	*
Jon Scott Meissner	*	*
James Nelson III	*	*

Name	Principal Occupation	Business Address
Mary Beth Ramsay	*	*
William A. Siffermann	*	*
E. Scott Wickerham	*	*
Mark L. Winget	*	*
Rachael Zufall	*	*
Stephen J. Davis	Product Specialist, Closed-End Funds	100 Federal Street Boston, MA 02110

*	The principal occupation and business address of each executive officer is set forth under “1. Election of Trustees—The Officers” in this Proxy Statement.

Information Regarding Ownership of the Fund’s Securities by Participants

None of the persons listed above under “Trustees and Board Nominees” or “Executive Officers and Nuveen Employees” owns any securities of the Fund of record or beneficially as of December 31, 2023, except as set forth under “1. Election of Trustees—Trustees Investments in the Fund.”

Information Regarding Transactions in the Fund Securities by Participants

None of the persons listed above under “Trustees and Board Nominees” or “Executive Officers and Nuveen Employees” has engaged in any transactions deemed to be purchases and sales of the Fund’s securities during the past two years.

Miscellaneous Information Concerning Participants

Except as described in this Appendix A or elsewhere in this Proxy Statement, no participant nor any associate of a participant or their respective immediate family members is either a party to any transaction or series of transactions since the beginning of the Fund’s last fiscal year, or has knowledge of any current proposed transaction or series of proposed transactions, (i) to which the Fund or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000, and (iii) in which any participant or associate of a participant had, or will have, a direct or indirect material interest.

Except as described in this Appendix A or elsewhere in this Proxy Statement, (a) no participant or associate of a participant, directly or indirectly, beneficially owns any securities of the Fund or any securities of any subsidiary of the Fund, and (b) no participant owns any securities of the Fund of record but not beneficially.

Except as described in this Appendix A or elsewhere in this Proxy Statement, no participant or associate of a participant has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of their affiliates will or may be a party.

Except as described in this Appendix A or elsewhere in this Proxy Statement, there are no contracts, arrangements or understandings by any participant since the beginning of the Fund’s last fiscal year with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix A or elsewhere in this Proxy Statement, and excluding any trustee or executive officer of the Fund acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as a trustee is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Nuveen

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NPCT 0524

NUVEEN CORE PLUS IMPACT FUND c/o GEORGESON LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this WHITE Proxy Card and return in the postage-paid envelope
THANK YOU FOR VOTING

THIS IS THE WHITE PROXY CARD

Please detach at perforation before mailing.

WHITE PROXY CARD	NUVEEN CORE PLUS IMPACT FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2024 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The Annual Meeting of Shareholders of Nuveen Core Plus Impact Fund, a Massachusetts business trust (the “Fund”), will be held at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, May 15, 2024 at 11:00 a.m. Central time (the “Annual Meeting”). The undersigned, revoking previous proxies, hereby appoints Kevin J. McCarthy, John M. McCann and Mark L. Winget, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting and/or any adjournment(s), postponement(s) or delay(s) thereof.

THIS WHITE PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS WHITE PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED FOR EACH NOMINEE OF THE BOARD PURSUANT TO PROPOSAL 1a AND FOR PROPOSAL 2 AS DESCRIBED IN THE PROXY STATEMENT.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING AND/OR ANY ADJOURNMENT(S), POSTPONEMENT(S) OR DELAY(S) THEREOF.

VOTE VIA THE INTERNET:	www.proxy-direct.com
VOTE VIA THE TELEPHONE:	1-800-337-3503

NPC_33779_022324

PLEASE MARK, SIGN, DATE THIS WHITE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held on May 15, 2024.

The Proxy Statement is available at:

https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” PROPOSALS 1a AND 2.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

A	Proposals

1a. Election of Board Members:

Class III:	FOR	AGAINST	ABSTAIN
01. Joanne T. Medero	☐	☐	☐
02. Loren M. Starr	☐	☐	☐
03. Matthew Thornton III	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

3. To transact such other business as may properly come before the Annual Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this WHITE Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	NPC 33779	xxxxxxxx

NUVEEN CORE PLUS IMPACT FUND c/o GEORGESON LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104	EVERY VOTE IS IMPORTANT EASY VOTING OPTION:
VOTE BY MAIL Vote, sign and date this WHITE Proxy Card and return in the postage-paid envelope
THANK YOU FOR VOTING

THIS IS THE WHITE PROXY CARD

Please detach at perforation before mailing.

WHITE PROXY CARD	NUVEEN CORE PLUS IMPACT FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2024 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The Annual Meeting of Shareholders of Nuveen Core Plus Impact Fund, a Massachusetts business trust (the “Fund”), will be held at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, May 15, 2024 at 11:00 a.m. Central time (the “Annual Meeting”). The undersigned, revoking previous proxies, hereby appoints Kevin J. McCarthy, John M. McCann and Mark L. Winget, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting and/or any adjournment(s), postponement(s) or delay(s) thereof.

THIS WHITE PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS WHITE PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED FOR EACH NOMINEE OF THE BOARD PURSUANT TO PROPOSALS 1a, 1b AND FOR PROPOSAL 2 AS DESCRIBED IN THE PROXY STATEMENT.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING AND/OR ANY ADJOURNMENT(S), POSTPONEMENT(S) OR DELAY(S) THEREOF.

NPC_33779_022324_Pref

PLEASE MARK, SIGN, DATE THIS WHITE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held on May 15, 2024.

The Proxy Statement is available at:

https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” PROPOSALS 1a, 1b AND 2.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

A	Proposals

1a. Election of Board Members:

Class III:	FOR	AGAINST	ABSTAIN
01. Joanne T. Medero	☐	☐	☐
02. Loren M. Starr	☐	☐	☐
03. Matthew Thornton III	☐	☐	☐

1b. Election of Board Members:	FOR	AGAINST	ABSTAIN

01. Albin F. Moschner	☐	☐	☐
02. Margaret L. Wolff	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

3. To transact such other business as may properly come before the Annual Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this WHITE Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	NPC 2 33779	xxxxxxxx